UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

SEMI-ANNUAL REPORT

May 31, 2021

Spirit of America
Energy Fund

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Average Annual Total Returns (Unaudited)
For the periods ended May 31, 2021
					Since Inception
	Six Months	1 Year	3 Year	5 Year	(July 10, 2014)
Class A Shares - no load	31.98%	28.99%	(7.45)%	(3.21)%	(9.11)%
Class A Shares - with load	24.42%	21.61%	(9.26)%	(4.35)%	(9.89)%
Class C Shares - no load[1]	31.54%	27.98%	(8.15)%	(3.91)%	(9.90)%
Class C Shares - with load[1]	30.54%	26.99%	(8.15)%	(3.91)%	(9.90)%
Institutional Class Shares[2]	32.19%	29.22%	(7.25)%	(2.99)%	(8.90)%
S&P 500 Index[3]	16.95%	40.32%	18.00%	17.16%	13.91%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares. Total returns for less than one year are not annualized.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Summary of Portfolio Holdings (Unaudited)
As of May 31, 2021
Common Stocks (non-MLP)	56.34%	$108,667,311
Midstream - Oil & Gas (MLP)	35.48%	68,429,274
Exploration & Production (MLP)	1.97%	3,799,115
Refining & Marketing (MLP)	1.90%	3,660,769
Oilfield Services & Equipment (MLP)	1.43%	2,758,637
Power Generation (MLP)	1.16%	2,246,913
Marine Shipping (MLP)	1.41%	2,724,572
Money Market Funds	0.25%	474,152
Biofuels (MLP)	0.06%	107,580
Total Investments	100.00%	$192,868,323

Fixed Distribution Policy (Unaudited)

The Fund has set a fixed distribution per share policy of $3.06 per year payable in twelve payments of $0.255; two payments in January and one payment in each of February through November. The per share distribution amounts have been adjusted for a 1:3 reverse stock split that occurred on April 17, 2020.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions.

The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

ENERGY FUND	1

SCHEDULE OF INVESTMENTS | MAY 31, 2021 (UNAUDITED)

	Shares	Market Value
Master Limited Partnerships — Partnership Shares 43.73%

Biofuels 0.06%
Enviva Partners LP	2,200	$107,580

Exploration & Production 1.98%
Black Stone Minerals LP	383,749	3,799,115

Marine Shipping 1.42%
Teekay LNG Partners LP	175,101	2,724,572

Midstream - Oil & Gas 35.75%
BP Midstream Partners LP	139,496	1,972,473
Cheniere Energy Partners LP	214,869	8,865,495
DCP Midstream LP	34,850	877,175
Energy Transfer LP	551,870	5,463,513
Enterprise Products Partners LP	538,369	12,710,892
Holly Energy Partners LP	35,419	753,362
Magellan Midstream Partners LP	228,115	11,243,788
MPLX LP	518,847	14,854,589
Phillips 66 Partners LP	190,809	7,647,625
Plains All American Pipeline LP	110,500	1,163,565
Shell Midstream Partners LP	105,689	1,526,149
Western Midstream Partners LP	67,600	1,350,648
		68,429,274
Oilfield Services & Equipment 1.44%
USA Compression Partners LP	178,784	2,758,637

Power Generation 1.17%
Brookfield Renewable Partners LP	45,925	1,826,437
NextEra Energy Partners LP	6,150	420,476
		2,246,913
Refining & Marketing 1.91%
Sunoco LP	104,474	3,660,769

Total Master Limited Partnerships — Partnership Shares
(Cost $76,853,749)		83,726,860

Common Stocks 56.76%

Electric Transmission & Distribution 0.21%
Algonquin Power & Utilities Corp.	15,500	236,840
Eversource Energy	2,200	178,618
		415,458
Exploration & Production 1.63%
CNX Resources Corp.(a)	5,000	68,100
Marathon Oil Corp.	46,273	560,366
Pioneer Natural Resources Co.	16,372	2,491,655
		3,120,121
Gas Utilities 2.96%
UGI Corp.	122,922	5,660,558

See accompanying notes which are an integral part of these financial statements

2	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.) | MAY 31, 2021 (UNAUDITED)

	Shares	Market Value
Integrated Electric Utilities 4.29%
Dominion Energy, Inc.	87,742	$6,680,675
Duke Energy Corp.	3,300	330,726
NextEra Energy, Inc.	8,700	637,014
PPL Corp.	19,250	560,368
		8,208,783
Integrated Oils 6.72%
Chevron Corp.	95,580	9,920,248
Exxon Mobil Corp.	50,370	2,940,097
		12,860,345
Midstream - Oil & Gas 29.53%
Antero Midstream Corp.	50,100	480,960
Cheniere Energy, Inc.(a)	26,925	2,285,933
Enbridge, Inc.	255,627	9,836,527
Hess Midstream LP, Class A	217,837	5,548,308
Kinder Morgan, Inc.	675,994	12,397,729
ONEOK, Inc.	129,421	6,825,664
Targa Resources Corp.	21,050	818,003
TC Energy Corp.	117,928	6,021,404
Williams Cos, Inc. (The)	467,282	12,308,208
		56,522,736
Oilfield Services & Equipment 0.56%
Baker Hughes Co.	43,000	1,049,200
Schlumberger Ltd.	1,000	31,330
		1,080,530
Refining & Marketing 10.68%
Marathon Petroleum Corp.	97,671	6,036,068
Phillips 66	79,832	6,723,451
Valero Energy Corp.	95,819	7,703,848
		20,463,367
Renewable Energy Equipment 0.18%
SolarEdge Technologies, Inc.(a)	1,300	335,413

Total Common Stocks
(Cost $108,455,023)		108,667,311

Money Market Funds 0.25%
Morgan Stanley Institutional Liquidity Fund, Institutional, 0.03%(b)	474,152	474,152

Total Money Market Funds
(Cost $474,152)		474,152

Total Investments — 100.74%
(Cost $185,782,924)		192,868,323
Liabilities in Excess of Other Assets — (0.74)%		(1,414,348)
NET ASSETS — 100.00%		$191,453,975

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2021.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	3

STATEMENT OF ASSETS AND LIABILITIES | MAY 31, 2021 (UNAUDITED)

ASSETS
Investments in securities at value (cost $185,782,924)	$192,868,323
Receivable for Fund shares sold	1,325,282
Receivable for investments sold	308,320
Dividends and interest receivable	563,684
Income tax receivable	116,873
Prepaid franchise tax	25,885
Prepaid expenses	61,281
TOTAL ASSETS	195,269,648

LIABILITIES
Due to custodian	96,698
Payable for Fund shares redeemed	53,458
Payable for distributions to shareholders	3,386,953
Payable for investment advisory fees	153,644
Payable for distribution (12b-1) fees	41,639
Payable for accounting and administration fees	6,315
Payable for transfer agent fees	8,071
Payable for Director fees	539
Payable for Chief Compliance Officer fees	438
Other accrued expenses	67,918
TOTAL LIABILITIES	3,815,673
NET ASSETS	$191,453,975

SOURCE OF NET ASSETS
As of May 31, 2021, net assets consisted of:
Paid-in capital	$380,380,390
Accumulated deficit	(188,926,415)
NET ASSETS	$191,453,975

NET ASSETS:
Class A Shares	$189,522,685
Class C Shares	$1,905,949
Class Institutional Shares	$25,341
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	13,224,205
Class C Shares	143,508
Class Institutional Shares	1,887
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$14.33
Class C Shares	$13.28
Class Institutional Shares	$13.43
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$15.20
MAXIMUM SALES CHARGE:
Class A Shares	5.75%

See accompanying notes which are an integral part of these financial statements

4	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Six Months Ended
May 31, 2021
(Unaudited)
INVESTMENT INCOME
MLP Distributions	$3,381,479
Less Return of Capital	(3,381,479)
Dividends (net of foreign taxes withheld of $84,178)	2,925,277
Interest	16
TOTAL INVESTMENT INCOME	2,925,293

EXPENSES
Investment advisory	831,702
Distribution (12b-1) — Class A	216,610
Distribution (12b-1) — Class C	8,923
Accounting and Administration	54,771
Transfer agent	37,664
Sub transfer agent	32,908
Registration	26,265
Printing	22,819
Auditing	15,991
Directors	15,379
Insurance	11,875
Custodian	9,985
Legal	9,378
Interest	6,591
Chief Compliance Officer	3,264
Line of credit	2,023
Other	58,233
TOTAL EXPENSES	1,364,381
NET INVESTMENT INCOME BEFORE TAXES	1,560,912
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET INVESTMENT INCOME NET OF DEFERRED TAXES	1,560,912

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(4,952,340)
Net realized gain on foreign currency transactions	4,137
Net realized gain on written option transactions	4,908
Current and deferred income tax expense/(benefit), net of valuation allowance	—
Net realized loss, net of deferred taxes	(4,943,295)
Net change in unrealized appreciation of investments	51,654,670
Net change in unrealized depreciation of written options contracts	(818)
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	46,710,557
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,271,469

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	5

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended
	May 31, 2021	For the Year Ended
	(Unaudited)	November 30, 2020

OPERATIONS
Net investment income net of deferred taxes	$1,560,912	$3,160,971
Net realized loss on investment transactions, net of deferred taxes	(4,943,295)	(72,302,026)
Net change in unrealized appreciation (depreciation) of investments, net of deferred taxes	51,653,852	(31,092,798)
Net increase (decrease) in net assets resulting from operations	48,271,469	(100,233,853)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(19,751,946)	(51,115,753)
Class C	(218,663)	(565,934)
Class Institutional	(2,695)	(2,723)
Total distributions to shareholders	(19,973,304)	(51,684,410)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	10,341,983	17,131,138
Shares issued from reinvestment of distributions	7,610,333	20,298,462
Shares redeemed	(15,613,277)	(75,440,299)
Total Class A Shares	2,339,039	(38,010,699)
Class C Shares:
Shares sold	94,240	199,260
Shares issued from reinvestment of distributions	93,371	232,219
Shares redeemed	(186,439)	(891,240)
Total Class C Shares	1,172	(459,761)
Institutional Shares:
Shares sold	—	17,500 (a)
Shares issued from reinvestment of distributions	2,695	2,723 (a)
Total Institutional Shares	2,695	20,223 (a)
Increase (decrease) in net assets derived from capital share transactions	2,342,906	(38,450,237)
Total increase (decrease) in Net Assets	30,641,071	(190,368,500)

NET ASSETS
Beginning of period	160,812,904	351,181,404
End of period	$191,453,975	$160,812,904

See accompanying notes which are an integral part of these financial statements

6	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

	For the Six Months Ended
	May 31, 2021	For the Year Ended
	(Unaudited)	November 30, 2020

SHARE TRANSACTIONS
Class A Shares(b):
Shares sold	757,713	1,135,403
Shares issued from reinvestment of distributions	576,705	1,428,337
Shares redeemed	(1,179,193)	(4,689,245)
Total Class A Shares	155,225	(2,125,505)
Class C Shares(b):
Shares sold	7,602	10,007
Shares issued from reinvestment of distributions	7,582	17,138
Shares redeemed	(15,581)	(57,007)
Total Class C Shares	(397)	(29,862)
Institutional Shares
Shares sold	—	1,431 (a)
Shares issued from reinvestment of distributions	217	239 (a)
Total Institutional Shares	217	1,670 (a)
Increase (decrease) in shares outstanding	155,045	(2,153,697)

(a)	For the period May 1, 2020 (commencement of operations) to November 30, 2020.

(b)	Share amounts have been adjusted for 1:3 reverse stock split that occurred on April 17, 2020.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	7

FINANCIAL HIGHLIGHTS — CLASS A

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.*

	For the
	Six Months
	Ended May 31,
	2021		For the Year Ended November 30,
	(Unaudited)		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$12.18		$22.86	$29.19	$36.27	$44.19	$49.05

From Investment Operations:
Net investment income (loss)(a)	0.12		0.23	0.21	(0.18)	(0.36)	(0.36)
Return of capital(a)	0.26		0.82	1.38	1.92	2.25	2.70
Net realized and unrealized gain (loss) on investments	3.30		(8.00)	(2.85)	(3.18)	(3.06)	(0.45)
Total from investment operations	3.68		(6.95)	(1.26)	(1.44)	(1.17)	1.89

Less Distributions:
Distributions from return of capital	(1.53)		(3.73)	(5.07)	(5.64)	(6.75)	(6.75)
Total distributions	(1.53)		(3.73)	(5.07)	(5.64)	(6.75)	(6.75)

Net Asset Value, End of Period	$14.33		$12.18	$22.86	$29.19	$36.27	$44.19
Total Return(b)	31.98	% (c)	(30.77)%	(5.47)%	(4.95)%	(3.62)%	5.17%

Ratios and Supplemental Data:
Net assets, end of year (000)	$189,523		$159,150	$347,373	$508,512	$646,562	$554,182
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.55	% (d)	1.56%	1.43%	1.38%	1.38%	1.43%
Net of expense waivers or recoupment and before deferred tax benefit	1.55	% (d)	1.56%	1.43%	1.38%	1.38%	1.43%
Deferred tax expense(e)	0.00	% (d)	0.00%	0.00%	0.00%	0.00%	0.00%
Total net expenses	1.55	% (d)	1.56%	1.43%	1.38%	1.38%	1.43%
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.79	% (d)	1.49%	0.77%	(0.54)%	(0.79)%	(0.87)%
Net of expense waivers or recoupment and before deferred tax benefit	1.79	% (d)	1.49%	0.77%	(0.54)%	(0.79)%	(0.87)%
Deferred tax benefit (loss)(f)	0.00	% (d)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss)	1.79	% (d)	1.49%	0.77%	(0.54)%	(0.79)%	(0.87)%
Portfolio turnover rate	4	% (c)	8%	17%	19%	11%	18%

*	Share amounts have been adjusted for 1:3 reverse stock splits that occurred on April 20, 2018 and April 17, 2020.

(a)	Calculated based on the average number of shares outstanding during the period.

(b)	Calculation does not reflect sales load.

(c)	Not annualized.

(d)	Annualized.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).

(f)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes which are an integral part of these financial statements

8	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — CLASS C

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.*

	For the
	Six Months						For the
	Ended May 31,						Period Ended
	2021		For the Year Ended November 30,				November 30,
	(Unaudited)		2020	2019	2018	2017	2016(a)

Net Asset Value, Beginning of Period	$11.42		$21.93	$28.38	$35.64	$43.92	$40.23

From Investment Operations:
Net investment income (loss)(b)	0.06		0.11	— (c)	(0.42)	(0.63)	(0.54)
Return of capital(b)	0.24		0.78	1.32	1.86	2.25	2.16
Net realized and unrealized gain (loss) on investments	3.09		(7.67)	(2.70)	(3.06)	(3.15)	7.11
Total from investment operations	3.39		(6.78)	(1.38)	(1.62)	(1.53)	8.73

Less Distributions:
Distributions from return of capital	(1.53)		(3.73)	(5.07)	(5.64)	(6.75)	(5.04)
Total distributions	(1.53)		(3.73)	(5.07)	(5.64)	(6.75)	(5.04)

Net Asset Value, End of Period	$13.28		$11.42	$21.93	$28.38	$35.64	$43.92
Total Return(d)	31.54	% (e)	(31.36)%	(6.10)%	(5.60)%	(4.52)%	21.58	% (e)

Ratios and Supplemental Data:
Net assets, end of year (000)	$1,906		$1,644	$3,809	$5,787	$6,344	$2,851
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	2.30	% (f)	2.31%	2.18%	2.13%	2.13%	2.16	% (f)
Net of expense waivers or recoupment and before deferred tax benefit	2.30	% (f)	2.31%	2.18%	2.13%	2.13%	2.16	% (f)
Deferred tax expense(g)	0.00	% (f)	0.00%	0.00%	0.00%	0.00%	0.00	% (f)
Total net expenses	2.30	% (f)	2.31%	2.18%	2.13%	2.13%	2.16	% (f)
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.03	% (f)	0.73%	0.02%	(1.28)%	(1.49)%	(1.67	)% (f)
Net of expense waivers or recoupment and before deferred tax benefit	1.03	% (f)	0.73%	0.02%	(1.28)%	(1.49)%	(1.67	)% (f)
Deferred tax benefit (loss)(h)	0.00	% (f)	0.00%	0.00%	0.00%	0.00%	0.00	% (f)
Net investment income (loss)	1.03	% (f)	0.73%	0.02%	(1.28)%	(1.49)%	(1.67	)% (f)
Portfolio turnover rate	4	% (e)	8%	17%	19%	11%	18	% (e)

*	Share amounts have been adjusted for 1:3 reverse stock splits that occurred on April 20, 2018 and April 17, 2020.

(a)	For the period March 15, 2016 (commencement of operations) to November 30, 2016.

(b)	Calculated based on the average number of shares outstanding during the period.

(c)	Amount is less than $0.005.

(d)	Calculation does not reflect sales load.

(e)	Not annualized.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).

(h)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	9

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Six Months		For the
	Ended May 31,		Period Ended
	2021		November 30,
	(Unaudited)		2020(a)

Net Asset Value, Beginning of Period	$11.48		$12.23

From Investment Operations:
Net investment income(b)	0.13		0.16
Return of capital(b)	0.24		0.63
Net realized and unrealized gain on investments	3.11		0.25	(c)
Total from investment operations	3.48		1.04

Less Distributions:
Distributions from return of capital	(1.53)		(1.79)
Total distributions	(1.53)		(1.79)

Net Asset Value, End of Period	$13.43		$11.48
Total Return	32.19	% (d)	9.54	% (d)

Ratios and Supplemental Data:
Net assets, end of year (000)	$25		$19
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.30	% (e)	1.31	% (e)
Net of expense waivers or recoupment and before deferred tax benefit	1.30	% (e)	1.31	% (e)
Deferred tax expense(f)	0.00	% (e)	0.00	% (e)
Total net expenses	1.30	% (e)	1.31	% (e)
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupments and deferred tax benefit	2.06	% (e)	2.35	% (e)
Net of expense waivers or recoupment and before deferred tax benefit	2.06	% (e)	2.35	% (e)
Deferred tax benefit (loss)(g)	0.00	% (e)	0.00	% (e)
Net investment income	2.06	% (e)	2.35	% (e)
Portfolio turnover rate	4	% (d)	8	% (d)

(a)	For the period May 1, 2020 (commencement of operations) to November 30, 2020.

(b)	Calculated based on the average number of shares outstanding during the period.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized.

(e)	Annualized.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized Gain (loss).

(g)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes which are an integral part of these financial statements

10	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2021 (UNAUDITED)

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds (the “Spirit of America Funds”), each with its own investment objective and strategy. The Fund commenced operations on July 10, 2014. The investment objective of the Fund is to provide investors long-term capital appreciation and current income.

The Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. A CDSC of 1.00% on Class C Shares applies to shares sold within 13 months of purchase.

Effective April 17, 2020 and April 20, 2018, the Fund underwent a 1-for-3 reverse share split. The effect of the reverse share split transactions was to divide the number of outstanding shares of the Fund by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to each reverse share split.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●	Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

ENERGY FUND	11

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2021 (UNAUDITED)

●	Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s investments as of May 31, 2021 is as follows:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Master Limited Partnerships - Common Stocks	$83,726,860	$—	$—	$83,726,860
Common Stocks	108,667,311	—	—	108,667,311
Money Market Funds	474,152	—	—	474,152
Total Investment Securities	$192,868,323	$—	$—	$192,868,323

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

C. Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/ or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLPs net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The S&P 500 Index (the “Index”), however, is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

12	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2021 (UNAUDITED)

The Fund’s income tax expense/(benefit) consists of the following:

May 31, 2021	Current	Deferred	Total
Federal	$—	$11,839,929	$11,839,929
State (net of federal)	—	1,375,687	1,375,687
Valuation Allowance	—	(13,215,616)	(13,215,616)
Total tax expense	$—	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of
Deferred tax assets:	May 31, 2021
Net operating loss carryforward	11,562,725
Net capital loss carryforward	42,701,278
Other	238,331
Valuation Allowance	(44,188,463)
$10,313,871
Deferred tax liabilities:
Net unrealized gain on investment securities	(10,313,871)
Net Deferred Tax Asset/(Liability)	—

Net operating loss carryforwards are available to offset future taxable income. Prior to the passing of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, Net Operating Losses (“NOLs”) were subject to the Tax Cuts and Jobs Act (TCJA) but are now governed under the CARES Act. Under the CARES Act, NOLs arising in tax years beginning after December 31, 2017, and before January 1, 2021 may be carried back five tax years and carried forward twenty years. Since the enactment of the TCJA, NOLs generally could not be carried back but could be carried forward indefinitely. Further, the TCJA limited NOL absorption to 80% of taxable income. The CARES Act temporarily removes the 80% limitation, reinstating it for tax years beginning after December 31, 2020. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2017	$28,277,242	November 30, 2037
November 30, 2018	16,667,406	November 30, 2038
May 31, 2021	4,384,383	Indefinite

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2016	$35,470,784	November 30, 2021
November 30, 2017	6,587,134	November 30, 2022
November 30, 2018	26,647,868	November 30, 2023
November 30, 2019	27,517,058	November 30, 2024
November 30, 2020	79,687,607	November 30, 2025
May 31, 2021	6,262,239	November 30, 2026

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

ENERGY FUND	13

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2021 (UNAUDITED)

Based upon the Fund’s assessment, it has determined that it is more likely than not that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for additional valuation allowance in the future. Significant changes in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may impact the valuation allowances recorded against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Six Months Ended
May 31, 2021
Income tax expense at statutory rate	10,137,008
State income taxes (net of federal effect)	1,177,824
Permanent differences, net	1,900,784
Valuation Allowance	(13,215,616)
Net income tax expense	$—

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the six months ended May 31, 2021, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax periods ended November 30, 2018, November 30, 2019 and November 30, 2020 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Six Months Ended
May 31, 2021
Gross unrealized appreciation - investment securities	$54,871,441
Gross unrealized depreciation - investment securities	(11,196,824)
Net unrealized appreciation - investment securities	$43,674,617
Cost basis of investments	$149,193,706

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Board has set a distribution policy in which the Fund pays fixed rate monthly distributions to shareholders, all or a portion of which is expected to be characterized as return of capital. Return of capital distributions will generally not be taxable to the shareholders for U.S. federal income tax purposes. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

G. Allocation of Income, Expenses, Gains and Losses: Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2021 (UNAUDITED)

Note 3 – Derivative Transactions

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Fund’s use of derivatives for the six months ended May 31, 2021, was limited to written options.

The month-end average notional amount for the six months ended May 31, 2021 was $81,741. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Fund. The Fund did not hold any written option contracts as of May 31, 2021.

Statement of Operations
	Amount of	Amount of
	Realized	Unrealized
Location of Gain (Loss) on Derivatives Recognized	Gain (Loss)	Gain (Loss)
Net realized gain from written option transactions	$4,908
Net change in unrealized appreciation of written option contracts		$(818)

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the six months ended May 31, 2021, excluding short-term investments, were $ 6,440,852 and $ 22,970,481, respectively.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the six months ended May 31, 2021 were $831,702.

The Fund has adopted a Plan of Distribution (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay David Lerner Associates, Inc. (the “Distributor”) from its own assets for the Distributor’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to the Distributor or to institutions that have agreements with the Distributor to provide such services. The Fund’s Institutional Class Shares do not have a 12b-1 Plan. Each class of shares of the Fund has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the respective share class of the Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the six months ended May 31, 2021, fees paid to the Distributor under the Plan were $225,533.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the six months ended May 31, 2021, sales charges received by the Distributor were $424,016. CDSC fees collected for the six months ended May 31, 2021 were $1,070 for Class A Shares and $802 for Class C Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,800, $1,500 for each Board meeting attended, $500 for each special meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. Effective January 1, 2021, the quarterly retainer is reduced to

ENERGY FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2021 (UNAUDITED)

$6,000. The Company does not compensate the Officers directly for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the six months ended May 31, 2021, the Fund was allocated $3,264 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The Fund’s prospectus contains more information regarding these risks and other risks related to the Fund as well as other information about the Fund, and should be read carefully before investing.

Note 7 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit”) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 19, 2022. Borrowings under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Company is the lesser of $3,000,000 or 10% of the Spirit of America Funds’ daily market value. During the six months ended May 31, 2021, the Fund’s borrowing activity was as follows:

Total bank line of credit as of May 31, 2021	$3,000,000
Average borrowings during period	$279,050
Number of days outstanding*	46
Average interest rate during period	2.000%
Highest balance drawn during period	$1,738,341
Highest balance interest rate	2.000%
Interest expense incurred	$6,591
Interest rate at May 31, 2021	2.000%

*	Number of days outstanding represents the total days during the six months ended May 31, 2021 that the Fund utilized the line of credit.

Note 8 – Coronavirus (COVID-19) Pandemic

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

Note 9 – Subsequent Events

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no additional items requiring additional disclosure.

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Directors approved the appointment of an Administrator, who is responsible for the Program’s administration in conjunction with

16	SPIRIT OF AMERICA

LIQUIDITY RISK MANAGMENT PROGRAM (UNAUDITED)

the Adviser’s Liquidity Risk Committee. The Administrator maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board of Directors for consideration at its meeting held on May 12, 2021. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Program was adequately designed and (ii) the Program has been effectively implemented.

ENERGY FUND	17

DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD DECEMBER 1, 2020 TO MAY 31, 2021

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, December 1, 2020 to May 31, 2021.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

	Beginning	Ending	Expenses	Expenses
	Account Value,	Account Value,	Annualized	Paid During
	December 1, 2020	May 31, 2021	Expense Ratio	Period(1)
Class A Shares
Actual	$1,000.00	$1,319.80	1.55%	$8.96
Hypothetical (2)	$1,000.00	$1,017.20	1.55%	$7.80
Class C Shares
Actual	$1,000.00	$1,315.40	2.30%	$13.28
Hypothetical (2)	$1,000.00	$1,013.46	2.30%	$11.55
Institutional Class Shares
Actual	$1,000.00	$1,321.90	1.30%	$7.53
Hypothetical (2)	$1,000.00	$1,018.45	1.30%	$6.54

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(2)	Assumes a 5% annual return before expenses.

18	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on May 12, 2021, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met telephonically (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of the Spirit of America Energy Fund (the “Fund”). The Directors noted that the Meeting was held telephonically in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of travel concerns related to the COVID-19 pandemic and acknowledged that all actions that required a vote of the Directors at an in-person meeting, including the approval of the Advisory Agreement, would be ratified at the Board’s next in-person meeting, as required by the SEC’s relief. At the Meeting, after determining that the Adviser’s compensation continues to be fair and reasonable pursuant to the terms of the Advisory Agreement, the Board concluded that the approval of the Advisory Agreement would be in the best interest of the Fund’s shareholders, and the Board, including the Independent Directors voting separately, approved the Advisory Agreement. The Board’s approval was based on consideration and evaluation of the information and materials provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Fund, relevant indices and Morningstar category peer funds in the form of reports generated by the Fund’s administrator; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Fund’s administrator; (iv) graphs of performance comparisons for the minimum performing fund, maximum performing fund, average performing fund and median performing fund for various time periods in the form of reports generated by the Fund’s administrator; (v) the allocation of the Fund’s brokerage commissions, (vi) the record of compliance with the Fund’s investment policies and restrictions and with the Fund’s Code of Ethics, as well as the structure and responsibilities of the Adviser’s compliance department; (vii) the profitability of the Fund’s investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) the Adviser’s Form ADV; and (ix) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Fund’s portfolio manager, with respect to, among other things, personnel, the Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

●	The investment performance of the Fund over various time periods both by itself and in relation to relevant indices;

●	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

●	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

●	The investment management staffing and the experience of the Adviser, as well as the Adviser’s administrative and other personnel providing services to the Fund and the historical quality of the services provided by the Adviser; and

ENERGY FUND	19

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

●	The profitability to the Adviser of managing and its affiliate of distributing the Fund, and the methodology in allocating expenses to the Fund’s management.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Advisory Agreement on behalf of the Fund. He explained that the Board must consider (1) the nature, extent and quality of services to be provided by the Adviser to the Fund; (2) the investment performance of the Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (6) any other relevant considerations that the Board deems appropriate.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1.	Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, evaluated the nature, quality and extent of advisory, administrative and shareholder services provided by the Adviser, which encompassed the following: determination and execution of investment decisions for the Fund; regulatory filings and disclosure to the Fund’s shareholders, general oversight of the Fund’s service providers, coordination of Fund marketing initiatives, review of Fund legal issues and other services. The Board, including the Independent Directors, acknowledged the ever-increasing responsibilities of the Adviser in response to the increasing regulations of the mutual fund industry. The Board also noted that there was no significant disruption or impact to services provided to the Fund by the Adviser as a result of the COVID-19 pandemic as the Adviser was able to operate effectively under its business continuity plan. The Board, including the Independent Directors, determined that the services provided to the Fund are extensive in nature, that the Adviser delivered a high level of service to the Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2.	Investment Performance of the Fund and the Adviser.

The Board, including the Independent Directors, reviewed the Fund’s short-term and long-term investment performance over various periods of time as compared to both relevant indices and the performance of the Fund’s peer group. The Fund’s performance for the 1-year period ended March 31, 2021 was 60.45% as compared to the median of its peer group of 74.99%. The Board determined that the Fund was delivering reasonable performance results, in particular over the long-term, and that the Fund’s results were consistent with the investment strategies followed by the Fund.

3.	Costs of Services and Profits Realized by the Adviser.

a.	The Board, including the Independent Directors, reviewed the information (as of March 31, 2021) provided by the Fund’s administrator, including the comparative graphs, regarding the Fund’s management fee and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Fund had a management fee of 0.95% as compared to the median in its peer group of 1.05%. Acknowledging that the fees paid by the Fund were lower than certain of the comparable funds and lower than the median in the Fund’s peer group, the Board concluded that the fees were not unreasonable.

b.	Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Fund through 2020. The Board noted that, in recent years, increased fixed costs and, in particular, legal and audit fees in response to increasing regulations, have had a greater impact on small fund families, such as the Fund, than on larger fund complexes, and overall expenses of the Fund may compare unfavorably to the overall expenses of some funds identified as peers. Additionally, the Board considered whether the amount of the Adviser’s profit is a fair profit for managing the Fund and observed that the Adviser has devoted a large amount of its resources to the Fund throughout the years. The Adviser’s management noted that the fund-by-fund expense analysis does not reflect all of the overhead costs paid by the affiliated distributor, David Lerner Associates, Inc. (“DLA”), which may be attributed to the Adviser. The Board, including the

20	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Independent Directors, then determined that the Adviser’s profitability was at a fair and acceptable level, especially given the quality of the services being provided to the Fund, and that it bore a reasonable relationship to the services rendered.

4.	Extent of Economies of Scale as the Fund Grows.

The Board, including the Independent Directors, considered whether there had been economies of scale regarding the management of the Fund and whether the Fund would appropriately benefit from any economies of scale. However, due to the relatively small size of the Fund, the Board did not believe that significant (if any) economies of scale had been achieved at this time.

5.	Whether Fee Levels Reflect Economies of Scale.

The Board, including the Independent Directors, discussed the fact that the Adviser does not at this time offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as Fund assets grow. The Board observed, however, that the Adviser had provided enhancements in personnel and services to the Fund, without any fee increase. The Board stated that it would continue to review the concept of breakpoints in future years as the Fund’s assets grow.

6.	Other Relevant Considerations.

a.	Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV, with the Adviser responding to the Board’s questions regarding the size, experience and education of the Adviser’s staff, its fundamental research capabilities, and its approach to recruiting, training and retaining portfolio managers and other research and management personnel. The Board then concluded that such factors allow the Adviser to provide a high level of service to the Fund. In addition, the Board members considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of the Adviser’s personnel.

b.	The Board, including the Independent Directors, reviewed the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund, including the benefits received by the affiliated distributor, DLA. The Board determined that potential “fall-out” benefits that the Adviser and its affiliates might receive, such as greater name recognition or increased ability to obtain research services (although the Board observed that the Adviser currently did not use soft dollars for research services), appeared to be reasonable, and in certain instances might benefit the Fund.

Conclusions. The Board, including the Independent Directors, did not view any one factor as all-important or all-controlling but rather considered the aforementioned factors and other factors collectively in light of the Fund’s surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement and concluded that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders. In addition, the Independent Directors concluded that the fees charged to the Fund for the services provided were not unreasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

ENERGY FUND	21

The following notice does not constitute part of and is not

incorporated into the prospectus of the Fund.

PRIVACY NOTICE

Rev. 5/2018

FACTS	WHAT DOES THE SPIRIT OF AMERICA ENERGY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●      Social Security number

●      account balances

●      account transactions

●      transaction history

●      wire transfer instructions

●      checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

22	SPIRIT OF AMERICA

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

●     open an account

●     provide account information

●     give DLA your contact information

●     make a wire transfer

●     tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint Marketing	● The Fund does not jointly market.
List of funds providing this notice
Spirit of America Energy Fund

ENERGY FUND	23

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24	SPIRIT OF AMERICA

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ENERGY FUND	25

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Energy Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio Disclosure

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within sixty days after the end of the period as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT will be available on the SEC’s website at http://www.sec.gov.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Independent Registered
Public Accounting Firm
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2021 Spirit of America	SOAEN-SAR-21

(b)	Not applicable.

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principle Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Spirit of America Funds, Inc.

By (Signature and Title)*     /s/ David Lerner

David Lerner, Principal Executive Officer

Date  8/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ David Lerner

David Lerner, Principal Executive Officer

Date  8/3/2021

By (Signature and Title)*     /s/ Alan P. Chodosh

Alan P. Chodosh, Principal Financial Officer

Date  8/3/2021